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MGI                               MGI PHARMA, INC.
LOGO
                             Suite 300E, Opus Center
                               9900 Bren Road East
                           Minnetonka, Minnesota 55343
                               ------------------

                          AMENDMENT TO PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 1998


     Due to a delay in the receipt of certain information, the Proxy Statement for the Annual Meeting of Shareholders of MGI PHARMA, INC. ("MGI"), which was mailed to shareholders of MGI on April 7, 1998, omitted the following item from the list of shareholders appearing in "Security Ownership of Certain Beneficial Owners and Management" on pages 17 and 18.


                                      AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP      PERCENT OF CLASS
------------------------           -----------------------      ----------------
Avenir Corporation **                      762,680                    5.4%
  1725 K Street, NW, Suite 410
  Washington, D.C.  20006


** Disclosure is made in reliance upon a statement on Schedule 13G, dated as of December 18, 1997, filed with the Securities and Exchange Commission.



                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Lori-jean Gille

                                  Lori-jean Gille
                                  Secretary


April 16, 1998